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                                                                   EXHIBIT 10.33



                       FOURTH AMENDMENT TO LOAN DOCUMENTS


THIS FOURTH AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), made as of the 31st day of December, 1998, is between BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation ("Borrower") and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

                                R E C I T A L S:

A. Lender has made a loan (the "Revolving Loan") to Borrower, which Revolving Loan is evidenced and/or secured by (1) a Promissory Note (the "Note") dated as of October 31, 1996 in the original principal amount of $800,000.00 executed by Borrower and payable to the order of Lender, (2) by a Security Agreement (the "Security Agreement") dated as of October 31, 1996 from Borrower for the benefit of Lender also securing payment of the Note, and (3) by a Credit Agreement (the "Credit Agreement") dated as of October 31, 1996 between Borrower and Lender, and (4) by certain other documents or instruments (the Note, the Security Agreement, the Credit Agreement and such other documents and instruments, as same may from time to time be amended or replaced, are sometimes collectively referred to herein as the "Loan Documents"). The Revolving Loan was modified by (i) a Second Amendment to Loan Documents dated November 18, 1997 (the "Second Amendment") amending the terms and conditions of the Credit Agreement, Security Agreement and other Loan Documents to increase the amount of the Revolving Loan to $10,000,000, and (ii) by a Third Amendment to Loan Documents dated September 30, 1998 (the "Third Amendment").

B. Borrower and Lender desire to further amend the Credit Agreement, Security Agreement, and other Loan Documents under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1. CREDIT AGREEMENT AMENDMENTS. The Credit Agreement is amended as follows:

         a. The amount of the Revolving Loan shall be increased from $10,000,000 to $20,000,000.

         b. The following definition set forth in Article I of the Credit Agreement shall be revised as follows:

"MATURITY DATE" shall mean February 11, 2001.

         c. The ratio set forth in Section 6.9 of the Credit Agreement shall be revised to 1.25 to 1.

         d. The 180 day reference set forth in Section 5.4(a) of the Credit Agreement shall be revised to 120 days.

         e.       Section 6.16 shall be added to Article VI as follows:

         f. "Section 6.16. Change in Management. Change the management positions of or accept a resignation or other termination, without prior written notification to Lender, of any of the following officers of Borrower: Dennis Genty, Fred Birner or Mark Birner."

         g.       Subsection (z), following subsection (y), shall be added to
                  Section 5.4(d) as follows:

                  "and (z) income statements of the Borrower, showing the financial condition of the Borrower as of the close of such month, certified by one of its Financial Officers as fairly presenting the financial condition of the Borrower."


2. OTHER LOAN DOCUMENT AMENDMENTS. Each of the other Loan Documents are amended to reflect and to incorporate the amendment to the Credit Agreement as set forth above.




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3.   DOCUMENT RATIFICATION. Except as set forth in Paragraphs 1 and 2 above, all of the terms and conditions contained in the Credit Agreement, the Security Agreement and other Loan Documents shall remain the same and in full force and effect, and are ratified, reaffirmed and republished as of the Closing Date.

4. PAYMENT OF COSTS AND FEES; CONDITIONS PRECEDENT TO DISBURSEMENTS. Notwithstanding anything to the contrary set forth herein, in the Note, the Credit Agreement, the Security Agreement or the other Loan Documents, Lender shall not be required to make any further disbursements of proceeds of the Revolving Loan until the following shall have occurred:

     (a) Borrower shall have paid to Lender an Origination Fee in the amount of $25,000 and shall have paid all closing costs and expenses of the Lender incurred in connection with this Amendment and all legal fees of Lender's counsel relating to this Amendment.

     (b) Borrower shall have delivered to Lender borrowing resolutions confirming the authority of the individual executing this Amendment on behalf of the Borrower.

     (c) Borrower shall have executed and delivered to Lender the Amended and Restated Promissory Note attached hereto as Exhibit A.

5. REPRESENTATION OF BORROWER. Borrower hereby confirms that, as of the date hereof, (i) Borrower is in compliance with each of the representations, warranties and covenants of Borrower set forth in the Loan Documents, (ii) no Event of Default exists under the Loan Documents and (iii) no fact or condition exists, which with the passage of time and/or giving of notice, would constitute an Event of Default under the Loan Documents.

6. ACKNOWLEDGMENT OF PARTIES. Borrower and Lender acknowledge and agree that as of the date hereof, there are no known claims or defaults by either party against the other, nor are there any existing covenant violations arising from or under the Credit Agreement.

7. CONTROLLING LAW. The terms and provisions of this Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

8. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

9. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and al of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Amendment may be detached from any counterpart of this Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Amendment identical in form hereto but having attached to it one or more additional signature pages.



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.





                                   LENDER:


                                   KEYBANK NATIONAL ASSOCIATION


                                   By:  /s/Michelle Bushey
                                      -----------------------------------------
                                        Title: Vice President


                                   BORROWER:

                                   BIRNER DENTAL MANAGEMENT SERVICES, INC., a
                                   Colorado corporation


                                   By:  /s/Dennis N. Genty
                                      -----------------------------------------
                                        Title: Chief Financial Officer


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